Note 3 - Earnings Per Share	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]

Note 3 – Earnings Per Share

Earnings per share (“EPS”) consists of two separate components, basic EPS and diluted EPS. Basic EPS is computed based on the weighted average number of shares of common stock outstanding for each period presented. Diluted EPS is calculated based on the weighted average number of shares of common stock outstanding plus dilutive common stock equivalents (“CSEs”). CSEs consist of shares that are assumed to have been purchased with the proceeds from the exercise of stock options, as well as unvested restricted stock (RRP) shares. Common stock equivalents which are considered antidilutive are not included for the purposes of this calculation. For the year ended December 31, 2014, all unvested restricted stock program awards and outstanding stock options representing shares were dilutive. Unvested restricted stock program awards and outstanding stock options representing shares of 77,000 for the year ended December 31, 2013, were not included in the computation of diluted earnings per share, because to do so would have been antidilutive.

The following table sets forth the composition of the weighted average shares (denominator) used in the basic and dilutive earnings per share computations.

	For the Year Ended December 31,
	2014	2013

Net Income	$1,242,000	$702,000

Weighted average shares outstanding – basic	851,866	889,190
Effect of dilutive common stock equivalents	53,455	38,080
Adjusted weighted average shares outstanding – diluted	905,321	927,270

Basic earnings per share	$1.46	$0.79
Diluted earnings per share	$1.37	$0.76